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                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                              FORM 8-K
                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


                                March 13, 2000
               Date of Report (Date of earliest event reported):



                            VOYAGER.NET, INC.
           (Exact name of Registrant as specified in its charter)


        DELAWARE                    000-26661               38-3431501
(State or other jurisdiction    (Commission File          (I.R.S. Employer
     of incorporation)              Number)              Identification No.)


                       4660 S. HAGADORN ROAD, SUITE 320
                            EAST LANSING, MI 48823
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                (517) 324-8940
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ITEM 5. OTHER EVENTS.

        On March 13, 2000, Voyager.net, Inc. (the "Company"), CoreComm Limited ("CoreComm") and CoreComm Group Sub I, Inc., a wholly owned subsidiary of CoreComm ("Sub") announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of CoreComm (the "Merger"). Under the terms of the Merger Agreement, each outstanding share of Company common stock (except for shares held by the Company, CoreComm or Sub or any of their respective subsidiaries, and those dissenting stockholders who exercise and perfect their appraisal rights) will be converted into the right to receive a cash payment of $3.00 and .292 shares of CoreComm common stock. Under the Merger Agreement's collar provisions, the shares of CoreComm common stock that will be issued by CoreComm in the Merger will be adjusted based on CoreComm's stock price at closing.

        The Company's Board of Directors has approved the Merger Agreement and the transactions contemplated thereby, including the Merger. Consummation of the transactions, including the Merger, is subject to the approval of the Company's stockholders, certain regulatory approvals and other conditions. Holders of over a majority of the voting shares of the Company have entered into an agreement (the "Voting Agreement") with CoreComm to vote in favor of the Merger, the Merger Agreement and the transactions contemplated by the Merger Agreement.

        The foregoing summary of the Merger Agreement and the Voting Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the Merger Agreement which is attached hereto as Exhibit 2.1 and is incorporated herein by reference, the Voting Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference and the press release issued in connection with the execution of the Merger Agreement and the Voting Agreement which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c) Exhibits. The following exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

    *Exhibit 2.1  - Agreement and Plan of Merger dated as of March 12, 2000 among CoreComm Limited, CoreComm Group Sub I, Inc. and Voyager.net, Inc.

    *Exhibit 10.1  - Voting Agreement dated as of March 12, 2000 among CoreComm
                    Limited and the Shareholders identified therein.

     Exhibit 99.1 - Press Release, issued March 13, 2000.

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* The exhibits and schedules thereto have been omitted but copies thereof will be furnished supplementally to the Commission upon request.
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                              SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     VOYAGER.NET, INC.



Date: March 17, 2000                 By: /s/ Christopher Torto
                                         ---------------------------------
                                         Christopher Torto
                                          Chief Executive Officer
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                                 Exhibit Index

Exhibit
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    *2.1  -     Agreement and Plan of Merger dated as of March 12, 2000
                among CoreComm Limited, CoreComm Group Sub I, Inc. and Voyager.net, Inc.

    *10.1 - Voting Agreement dated as of March 12, 2000 among CoreComm Limited and the Shareholders identified therein.

    99.1  -     Press Release, issued March 13, 2000.

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* The exhibits and schedules thereto have been omitted but copies thereof will be furnished supplementally to the Commission upon request.